UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23617

TCW ETF Trust

On behalf of the following series:

TCW Transform 500 ETF (Ticker: VOTE)

TCW Transform Systems ETF (Ticker: NETZ)

TCW Transform Supply Chain ETF (Ticker: SUPP)

(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071

(Address of principal executive offices) (Zip Code)

Jennifer Grancio TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

TCW

Transform ETFs

TCW ETF Trust Annual Report

October 31, 2023

TCW Transform 500 ETF (VOTE)

TCW Transform Systems ETF (NETZ)

TCW Transform Supply Chain ETF (SUPP)

This report should be read in conjunction with the TCW ETF Trust’s (the “Trust”) prospectus.

The views expressed in the Shareholder Letter are those of TCW Investment Management Company LLC (“TCW” or the “Adviser”) as of October 31, 2023. Management’s Discussion of Fund Performance presents information about the TCW ETFs’ holdings that is believed to be accurate, and the views of the Funds’ portfolio managers, as of October 31, 2023. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that TCW believes to be reliable; however, TCW does not guarantee the accuracy or completeness of any information obtained from any third party.

Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit etf.tcw.com for the most current list of portfolio holdings for the TCW ETFs.

Shareholder Letter

Dear Fellow Shareholder,

We’ve come a long way since we launched the Transform ETFs in 2021. Our three funds have been recognized across the industry, earning awards every year since their inception. As you know, TCW acquired the business earlier this year, which we see as validation of our unique approach to generating alpha.

Through all these developments, one thing has been consistent: we believe that investors must be active owners and that they should invest in the major economic transformations currently taking place. This is the guiding principle of our business and how we work to deliver returns. As always, we are grateful to have you with us on this journey.

Active Ownership with VOTE

We started the business with the TCW Transform 500 ETF (VOTE) because we believe that even passive investors need to be active owners. We vote shares and engage in two-way conversations with companies to help them grow.

We’re proud of what VOTE has accomplished in a few short years, growing to more than $600 million AUM from a wide variety of investors. We’re excited to continue to grow VOTE as a better index fund that can sit at the center of a portfolio.

Large-Scale Systems Change

Our thesis for value creation has always been to identify massive economic shifts and the companies that we believe are most likely to benefit from them. Right now, our active funds offer exposure to two enormous transformations: the profound shift of how the world sources, produces, and uses energy (TCW Transform Systems ETF, NETZ), and the relocalization of supply chains to North America (TCW Transform Supply Chain ETF, SUPP).

The planet’s energy and power systems – and the businesses that are the greatest consumers of energy – are undergoing dramatic change. Businesses that produce energy more efficiently and energy-intensive businesses that use it more efficiently (like agriculture and aerospace) will drive enormous value. This transformation will require unprecedented investment – more than $5 trillion annually by some estimates1 – and leading old-economy scale businesses and the most efficient energy consumers stand to profit most from this transformation.

Separately, but on a similar scale, global supply chains are transitioning as the pre-pandemic model of manufacturing goods abroad shifts to a model where goods are manufactured in North America. This shift is already happening with $859 billion in capex (capital expenditure) announcements between January 2021 and 3Q23.2

These transformations are nondiscretionary and already under way, backed by trillions of government spending in the U.S. alone.3 Accordingly, we believe our funds offer investors very compelling opportunities to drive alpha in the years ahead.

Active Management

These transformations are extremely complex and developing rapidly. Driving the greatest returns from these megatrends requires active management. Our investment team looks at hundreds of companies in the universe of these transformations and, through rigorous fundamental research combined with quantitative and thematic data, aims to identify the leaders that will create alpha. We closely monitor our investments so that we can react quickly when we have new insights or when facts change, in a way passive funds can’t.

Our concentrated portfolios allow us to develop unique insights into the businesses we own. These unique insights enable us to pick the companies we expect will generate alpha.4

1.	Goldman Sachs Research, Green Capex, October 2021.
2.	Eaton 3Q23 Earnings Presentation
3.	EY, Infrastructure Bill; NACO, American Rescue Plan Act Funding Breakdown, April 2021
4.	A measure of active return on investment in excess of benchmark index.

Shareholder Letter (Continued)

Your Partnership

Thank you for your continued partnership and the trust you have placed in us to manage your assets. We greatly appreciate it.

On the following pages, you’ll find information about your investments in our funds. If you have any questions, please contact your financial advisor or reach out to us directly.

Jennifer Grancio

Head of Global Wealth

The TCW Group

Effective October 13, 2023, TCW acquired the ETF business from Engine No. 1 and the Funds’ adviser became TCW Investment Management Company LLC. Prior to that date, the Funds’ adviser was Fund Management at Engine No. 1 LLC.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

© 2023 TCW Group. All rights reserved.

Management’s Discussion of Fund Performance (Unaudited)

Investment Results: TCW Transform 500 ETF (VOTE)

The TCW Transform 500 ETF seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Large Cap Select IndexSM (the “Underlying Index”), which measures the performance of the 500 largest U.S. stocks by market capitalization, as determined by Morningstar, Inc. The Underlying Index consists of securities from a broad range of industries. As of October 31, 2023, the Underlying Index is represented by securities of companies in sectors including Information Technology, Health Care, Financials, Consumer Discretionary, Communication Services, Industrials, Consumer Staples, Energy, Materials, Utilities and Real Estate. The components of the Underlying Index are likely to change over time and the Underlying Index and the Fund are rebalanced on a quarterly basis. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.

From November 1, 2022 through October 31, 2023 (the “Reporting Period”), the Fund’s market value return was 10.47% and its net asset value (“NAV”) return was 10.51%. The Underlying Index returned 10.57% during the same Reporting Period. The Fund’s market value per share as of the market close of the last trading day of the Reporting Period was $48.72.

The Fund posted positive NAV performance in seven of the twelve months during the Reporting Period, with returns ranging from -5.90% to 6.61%.

The best NAV performance months for the Fund were June and January, finishing up 6.61% and 6.43%, respectively. The worst NAV performance months for the Fund were December and September, finishing down -5.90% and -4.66%, respectively.

Six of the eleven sectors in the Fund delivered positive returns during the Reporting Period. Information Technology, Communication Services, and Consumer Discretionary were among the strongest performing sectors. Health Care, Consumer Staples, and Energy were among the weakest performing sectors and underperformed the market during the Reporting Period.

Management’s Discussion of Fund Performance (Continued) (Unaudited)

Investment Results: TCW Transform 500 ETF (VOTE) (Continued)

Average Annual Total Returns as of 10/31/23

	1 Year	Since Inception*
TCW Transform 500 ETF (VOTE)
Net Asset Value	10.51%	0.08%
Market Value	10.47%	0.06%
Morningstar® US Large Cap Select IndexSM	10.57%	0.14%

The Fund’s Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Growth of an Assumed $10,000 Investment Since Inception* Through 10/31/23 (At Net Asset Value)

*	VOTE’s inception date is 6/22/21.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit etf.tcw.com.

As stated in the current prospectus, the expense ratio is 0.05%. Please refer to the Financial Highlights herein for the most recent expense ratio information.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on inception date. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

NAV returns are based on the dollar value of a single share of the Fund, calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the market value return is based on the market price per share of the Fund. The NAV is typically calculated at 4:00 p.m. Eastern Time on each business day the New York Stock Exchange (“NYSE”) is open for trading. Market value returns are based on the closing price at 4:00 p.m. Eastern time on the Cboe BZX Exchange, Inc. Market value performance does not represent the returns you would receive if you traded shares at other times. Market value and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV.

The returns in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees, expenses and taxes reduce Fund returns. One cannot invest directly in an index.

Management’s Discussion of Fund Performance (Continued) (Unaudited)

Investment Results: TCW Transform Systems ETF (NETZ)

The TCW Transform Systems ETF is an actively managed exchange-traded fund that seeks to invest in companies that are creating value by transforming themselves and others to meet the growing demands of climate change. Target companies are primarily those that the Adviser believes are transitioning towards more sustainable business practices, products, or services, as well as companies that are providing enabling technologies to help others transition. Effective March 1, 2024, the Fund will seek to invest in companies that the Adviser believes will benefit from global transformation in the systems supporting how energy and power are sourced, produced, and consumed. Government policy and public demand are shifting the global economy towards more efficient and lower net-emission energy systems. This large-scale systems change is creating unique opportunities in the public markets, particularly in “brown” or “grey” old-economy businesses that require huge investments as the way consumers source and use energy and power changes. The Adviser expects the Fund portfolio, starting March 1, 2024, will include companies that will lead or win in the transition, where efficiency and alternative approaches are highly valued. The portfolio may also include companies that are enablers of these shifts. Target companies are (and following March 1, 2024 will continue to be) generally chosen from companies included in the Morningstar® US Market Extended TR USD Index® (the “Benchmark”) but may be selected from a universe of U.S. and non-U.S. listed equity securities. The Morningstar® US Market Extended TR USD Index® measures the performance of U.S. securities and targets 99.5% market capitalization coverage of the investable universe. It is a diversified broad market index and does not incorporate sustainability criteria. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

From November 1, 2022 through October 31, 2023 (the “Reporting Period”), the Fund’s market value return was 1.55% and its net asset value (“NAV”) return was 1.52%. The Benchmark returned 8.58% during the same Reporting Period. The Fund’s market value per share as of the market close of the last trading day of the Reporting Period was $50.53.

The Fund posted positive NAV performance in five of the twelve months during the Reporting Period, with returns ranging from -8.07% to 8.66%.

The best NAV performance months for the Fund were June and January, finishing up 8.66% and 5.64%, respectively. The worst NAV performance months for the Fund were December and September, finishing down -8.07% and -3.84%, respectively.

Three of the six sectors in the Fund delivered positive returns during the Reporting Period. Industrials, Information Technology, and Utilities were among the strongest performing sectors. Energy, Materials, and Consumer Discretionary were among the weakest performing sectors and underperformed the market during the Reporting Period.

Management’s Discussion of Fund Performance (Continued) (Unaudited)

Investment Results: TCW Transform Systems ETF (NETZ) (Continued)

Average Annual Total Returns as of 10/31/23

	1 Year	Since Inception*
TCW Transform Systems ETF (NETZ)
Net Asset Value	1.52%	1.49%
Market Value	1.55%	1.54%
Morningstar® US Market Extended TR USD IndexSM	8.58%	-4.36%

The Fund’s Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Growth of an Assumed $10,000 Investment Since Inception* Through 10/31/23 (At Net Asset Value)

*	NETZ’s inception date is 2/2/22.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit etf.tcw.com.

As stated in the current prospectus, the expense ratio is 0.75%. Please refer to the Financial Highlights herein for the most recent expense ratio information.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on inception date. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

NAV returns are based on the dollar value of a single share of the Fund, calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the market value return is based on the market price per share of the Fund. The NAV is typically calculated at 4:00 p.m. Eastern Time on each business day the New York Stock Exchange (“NYSE”) is open for trading. Market value returns are based on the closing price at 4:00 p.m. Eastern time on the Cboe BZX Exchange, Inc. Market value performance does not represent the returns you would receive if you traded shares at other times. Market value and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV.

The returns in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees, expenses and taxes reduce Fund returns. One cannot invest directly in an index.

Management’s Discussion of Fund Performance (Continued) (Unaudited)

Investment Results: TCW Transform Supply Chain ETF (SUPP)

The TCW Transform Supply Chain ETF is an actively managed exchange-traded fund that invests in U.S.-listed equity, American depositary receipt securities, and non-U.S. developed and emerging market-listed securities, which over time may vary as market and investment opportunities change. The Fund may also enter into currency-related spot transactions when it transacts in equities denominated in foreign currencies or invest in certain derivative instruments, such as currency futures or forwards that will help the Adviser manage risk associated with foreign currency exposure, if any, or futures contracts. The Fund’s investments may include micro-, small-, medium- and large-capitalization equities of companies. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio. The Adviser expects to invest in the equities of companies that it deems are creating value through supply chain transformation. A supply chain is defined as a network between a company and its suppliers to produce and distribute a specific product to the final buyer. Portfolio companies are primarily those that the Adviser believes are creating value or minimizing risks as it relates to their supply chains or the supply chains of others. Companies are generally chosen from the Morningstar® US Market Extended TR USD IndexSM (the “Benchmark”) but may be selected from a universe of U.S. and non-U.S. listed equity securities that span across sectors, including but not limited to consumer discretionary, industrials, markets, and technology. The Morningstar® US Market Extended TR USD IndexSM is a broad-based free-float market capitalization weighted index comprised of U.S. large, mid, and small capitalization equity securities that span all sectors of the U.S. economy. It does not incorporate environmental, social and governance criteria into its methodology, nor is it an index comprised of equities of companies that could be considered as aiding the supply chain.

From February 14, 2023, the Fund’s inception date, through October 31, 2023 (the “Reporting Period”), the Fund’s market value return was -5.63% and its net asset value (“NAV”) return was -5.63%. The Benchmark returned 0.93% during the same Reporting Period. The Fund’s market value per share as of the market close of the last trading day of the Reporting Period was $47.07.

The Fund posted positive NAV performance in three of the eight full months it was in existence during the Reporting Period, with returns ranging from -5.42% to 9.39%.

The best NAV performance months for the Fund were June and July, finishing up 9.39% and 1.57%, respectively. The worst NAV performance months for the Fund were September and October, finishing down -5.42% and -4.65%, respectively.

One of the five sectors in the Fund delivered positive returns during the Reporting Period. Information Technology was the strongest performing sector. Health Care, Consumer Discretionary, Industrials, and Materials were among the weakest performing sectors and underperformed the market during the Reporting Period.

Management’s Discussion of Fund Performance (Continued) (Unaudited)

Investment Results: TCW Transform Supply Chain ETF (SUPP) (Continued)

Cumulative Total Returns as of 10/31/23

Since Inception*
TCW Transform Supply Chain ETF (SUPP)
Net Asset Value	-5.63%
Market Value	-5.63%
Morningstar® US Market Extended TR USD IndexSM	0.93%

The Fund’s Cumulative Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Growth of an Assumed $10,000 Investment Since Inception* Through 10/31/23 (At Net Asset Value)

*	SUPP’s inception date is 2/14/23.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit etf.tcw.com.

As stated in the current prospectus, the expense ratio is 0.75%. Please refer to the Financial Highlights herein for the most recent expense ratio information.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on inception date. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

NAV returns are based on the dollar value of a single share of the Fund, calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the market value return is based on the market price per share of the Fund. The NAV is typically calculated at 4:00 p.m. Eastern Time on each business day the New York Stock Exchange (“NYSE”) is open for trading. Market value returns are based on the closing price at 4:00 p.m. Eastern time on the Cboe BZX Exchange, Inc. Market value performance does not represent the returns you would receive if you traded shares at other times. Market value and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV.

The returns in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees, expenses and taxes reduce Fund returns. One cannot invest directly in an index.

Shareholder Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs for purchasing and selling shares (including brokerage commissions); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 until October 31, 2023.

Actual Expenses

The first line under each Fund in the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the tables for the Funds are useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
TCW Transform 500 ETF
Actual	$1,000.00	$1,018.83	0.05%	$0.25
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	0.05%	$0.26

TCW Transform Systems ETF
Actual	$1,000.00	$1,025.84	0.75%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

TCW Transform Supply Chain ETF
Actual	$1,000.00	$979.86	0.75%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the one-half year period), then divided by 365.

Sector Diversification (as a percentage of total investments) October 31, 2023

TCW Transform 500 ETF (VOTE)	TCW Transform Systems ETF (NETZ)

Industrials	69.4%
Energy	16.5
Information Technology	12.5
Utilities	1.4
Time Deposit	0.2
	100.0

TCW Transform Supply Chain ETF (SUPP)

Industrials	62.2%
Information Technology	18.9
Materials	12.1
Health Care	3.2
Time Deposit	3.6
	100.0

Schedule of Investments TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
COMMON STOCKS - 99.9%

Aerospace & Defense - 1.6%
Axon Enterprise, Inc.*	1,055	$215,737
Boeing Co.*	8,510	1,589,838
General Dynamics Corp.	3,401	820,695
HEICO Corp.	599	94,888
HEICO Corp., Class A	1,136	144,420
Howmet Aerospace, Inc.	5,870	258,867
L3Harris Technologies, Inc.	2,836	508,807
Lockheed Martin Corp.	3,364	1,529,409
Northrop Grumman Corp.	2,136	1,006,974
RTX Corp.	21,849	1,778,290
Textron, Inc.	2,971	225,796
TransDigm Group, Inc.*	830	687,315
		8,861,036
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	2,221	242,644
FedEx Corp.	3,475	834,348
United Parcel Service, Inc., Class B	10,858	1,533,692
		2,610,684
Automobile Components - 0.1%
Aptiv plc*	4,244	370,077

Automobiles - 1.8%
Ford Motor Co.	59,018	575,426
General Motors Co.	20,658	582,556
Lucid Group, Inc.*	13,295	54,775
Tesla, Inc.*	41,455	8,325,822
		9,538,579
Banks - 2.9%
Bank of America Corp.	103,782	2,733,618
Citigroup, Inc.	28,906	1,141,498
Citizens Financial Group, Inc.	7,093	166,189
Fifth Third Bancorp	10,228	242,506
First Citizens BancShares, Inc., Class A	179	247,152
Huntington Bancshares, Inc.	21,713	209,530
JPMorgan Chase & Co.	43,402	6,035,483
M&T Bank Corp.	2,491	280,860
PNC Financial Services Group, Inc. (The)	5,976	684,073
Regions Financial Corp.	14,072	204,466
Truist Financial Corp.	20,005	567,342
US Bancorp	23,372	745,099
Wells Fargo & Co.	54,932	2,184,646
		15,442,462
Investments	Shares	Value
Beverages - 1.6%
Brown-Forman Corp., Class B	2,750	$154,440
Coca-Cola Co.	58,433	3,300,880
Constellation Brands, Inc., Class A	2,422	567,111
Keurig Dr Pepper, Inc.	15,092	457,740
Monster Beverage Corp.*	11,171	570,838
PepsiCo, Inc.	20,667	3,374,509
		8,425,518
Biotechnology - 2.2%
AbbVie, Inc.	26,497	3,740,847
Alnylam Pharmaceuticals, Inc.*	1,874	284,473
Amgen, Inc.	8,032	2,053,783
Biogen, Inc.*	2,175	516,650
BioMarin Pharmaceutical, Inc.*	2,823	229,933
Exact Sciences Corp.*	2,717	167,340
Gilead Sciences, Inc.	18,710	1,469,483
Incyte Corp.*	2,793	150,626
Moderna, Inc.*	4,973	377,749
Regeneron Pharmaceuticals, Inc.*	1,604	1,250,944
Seagen, Inc.*	2,111	449,242
Vertex Pharmaceuticals, Inc.*	3,874	1,402,814
		12,093,884
Broadline Retail - 3.6%
Amazon.com, Inc.*	136,313	18,141,898
Coupang, Inc., Class A*	17,147	291,499
eBay, Inc.	7,989	313,408
MercadoLibre, Inc.*	692	858,592
		19,605,397
Building Products - 0.4%
Builders FirstSource, Inc.*	1,877	203,692
Carrier Global Corp.	12,569	599,039
Johnson Controls International plc	10,206	500,298
Masco Corp.	3,373	175,700
Trane Technologies plc	3,432	653,143
		2,131,872
Capital Markets - 2.8%
Ameriprise Financial, Inc.	1,538	483,809
Ares Management Corp., Class A	2,474	243,912
Bank of New York Mellon Corp. (The)	11,695	497,038
BlackRock, Inc., Class A	2,105	1,288,849
Blackstone, Inc.	10,653	983,805
Carlyle Group, Inc. (The)	3,236	89,119
Charles Schwab Corp. (The)	22,315	1,161,273
CME Group, Inc., Class A	5,399	1,152,471
FactSet Research Systems, Inc.	572	247,041
Goldman Sachs Group, Inc. (The)	4,949	1,502,566

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
Intercontinental Exchange, Inc.	8,594	$923,339
KKR & Co., Inc.	9,717	538,322
LPL Financial Holdings, Inc.	1,144	256,851
Moody’s Corp.	2,369	729,652
Morgan Stanley	19,153	1,356,415
MSCI, Inc., Class A	1,185	558,787
Nasdaq, Inc.	5,088	252,365
Northern Trust Corp.	3,105	204,651
Raymond James Financial, Inc.	2,817	268,854
S&P Global, Inc.	4,888	1,707,426
State Street Corp.	4,781	308,996
T Rowe Price Group, Inc.	3,366	304,623
		15,060,164
Chemicals - 1.6%
Air Products & Chemicals, Inc.	3,334	941,655
Albemarle Corp.	1,762	223,386
Celanese Corp., Class A	1,503	172,109
CF Industries Holdings, Inc.	2,896	231,043
Corteva, Inc.	10,655	512,932
Dow, Inc.	10,558	510,374
DuPont de Nemours, Inc.	6,889	502,070
Eastman Chemical Co.	1,780	133,019
Ecolab, Inc.	3,808	638,754
FMC Corp.	1,869	99,431
International Flavors & Fragrances, Inc.	3,829	261,712
Linde plc	7,325	2,799,322
LyondellBasell Industries NV, Class A	3,844	346,883
Mosaic Co.	4,982	161,815
PPG Industries, Inc.	3,537	434,237
Sherwin-Williams Co.	3,550	845,646
Westlake Corp.	483	55,719
		8,870,107
Commercial Services & Supplies - 0.5%
Cintas Corp.	1,298	658,242
Copart, Inc.*	13,040	567,501
Republic Services, Inc., Class A	3,086	458,240
Rollins, Inc.	4,219	158,677
Waste Management, Inc.	5,534	909,402
		2,752,062
Communications Equipment - 0.9%
Arista Networks, Inc.*	3,762	753,792
Cisco Systems, Inc. (Delaware)	61,173	3,188,948
Motorola Solutions, Inc.	2,510	698,935
		4,641,675
Investments	Shares	Value
Construction & Engineering - 0.1%
Quanta Services, Inc.	2,180	$364,322

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	928	379,496
Vulcan Materials Co.	1,995	391,998
		771,494
Consumer Finance - 0.4%
American Express Co.	8,732	1,275,134
Capital One Financial Corp.	5,727	580,088
Discover Financial Services	3,753	308,046
Synchrony Financial	6,281	176,182
		2,339,450
Consumer Staples Distribution & Retail - 1.8%
Costco Wholesale Corp.	6,653	3,675,383
Dollar General Corp.	3,291	391,761
Dollar Tree, Inc.*	3,143	349,156
Kroger Co.	9,910	449,617
Sysco Corp.	7,584	504,260
Target Corp.	6,932	767,996
Walgreens Boots Alliance, Inc.	10,759	226,800
Walmart, Inc.	21,423	3,500,732
		9,865,705
Containers & Packaging - 0.2%
Amcor plc	22,086	196,345
Avery Dennison Corp.	1,210	210,625
Ball Corp.	4,724	227,460
Crown Holdings, Inc.	1,814	146,208
International Paper Co.	5,190	175,059
		955,697
Distributors - 0.1%
Genuine Parts Co.	2,107	271,508
LKQ Corp.	4,012	176,207
Pool Corp.	586	185,041
		632,756
Diversified REITs - 0.0%†
WP Carey, Inc.	3,206	172,002

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	107,332	1,652,913
Verizon Communications, Inc.	63,117	2,217,300
		3,870,213
Electric Utilities - 1.5%
American Electric Power Co., Inc.	7,731	584,000
Avangrid, Inc.	1,045	31,214
Constellation Energy Corp.	4,824	544,726
Duke Energy Corp.	11,571	1,028,546

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
Edison International	5,748	$362,469
Entergy Corp.	3,174	303,403
Evergy, Inc.	3,450	169,533
Eversource Energy	5,237	281,698
Exelon Corp.	14,942	581,841
FirstEnergy Corp.	7,741	275,580
NextEra Energy, Inc.	30,381	1,771,212
PG&E Corp.*	31,386	511,592
PPL Corp.	11,066	271,892
Southern Co.	16,373	1,101,903
Xcel Energy, Inc.	8,279	490,696
		8,310,305
Electrical Equipment - 0.6%
AMETEK, Inc.	3,465	487,768
Eaton Corp. plc	5,991	1,245,589
Emerson Electric Co.	8,579	763,274
Hubbell, Inc., Class B	802	216,620
Rockwell Automation, Inc.	1,724	453,084
		3,166,335
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	8,958	721,567
CDW Corp.	2,013	403,405
Corning, Inc.	11,519	308,248
Jabil, Inc.	1,966	241,425
Keysight Technologies, Inc.*	2,679	326,972
TE Connectivity Ltd.	4,715	555,663
Teledyne Technologies, Inc.*	708	265,210
Trimble, Inc.*	3,727	175,654
Zebra Technologies Corp., Class A*	768	160,842
		3,158,986
Energy Equipment & Services - 0.4%
Baker Hughes Co., Class A	15,151	521,497
Halliburton Co.	13,490	530,697
Schlumberger NV	21,336	1,187,562
		2,239,756
Entertainment - 1.2%
Electronic Arts, Inc.	3,700	458,023
Liberty Media Corp.-Liberty Formula One, Class A*	361	20,776
Liberty Media Corp.-Liberty Formula One, Class C*	3,124	202,092
Live Nation Entertainment, Inc.*	2,127	170,203
Netflix, Inc.*	6,652	2,738,561
ROBLOX Corp., Class A*	7,229	229,954
Take-Two Interactive Software, Inc.*	2,372	317,255
Walt Disney Co.*	27,469	2,241,196
		6,378,060
Investments	Shares	Value
Financial Services - 4.4%
Apollo Global Management, Inc.	6,555	$507,619
Berkshire Hathaway, Inc., Class B*	27,378	9,344,932
Block, Inc., Class A*	8,248	331,982
Fidelity National Information Services, Inc.	8,893	436,735
Fiserv, Inc.*	9,154	1,041,268
FleetCor Technologies, Inc.*	1,111	250,164
Global Payments, Inc.	3,904	414,683
Mastercard, Inc., Class A	12,490	4,700,612
PayPal Holdings, Inc.*	16,488	854,078
Visa, Inc., Class A	24,123	5,671,317
		23,553,390
Food Products - 0.9%
Archer-Daniels-Midland Co.	8,050	576,138
Bunge Ltd.	2,262	239,727
Campbell Soup Co.	2,950	119,210
Conagra Brands, Inc.	7,174	196,281
General Mills, Inc.	8,783	573,003
Hershey Co.	2,250	421,538
Hormel Foods Corp.	4,352	141,658
J M Smucker Co.	1,531	174,289
Kellanova	3,963	200,013
Kraft Heinz Co.	11,990	377,205
Lamb Weston Holdings, Inc.	2,188	196,482
McCormick & Co., Inc.	3,774	241,159
Mondelez International, Inc., Class A	20,426	1,352,404
Tyson Foods, Inc., Class A	4,285	198,610
		5,007,717
Gas Utilities - 0.0%†
Atmos Energy Corp.	2,228	239,866

Ground Transportation - 1.0%
CSX Corp.	30,115	898,933
JB Hunt Transport Services, Inc.	1,228	211,056
Norfolk Southern Corp.	3,409	650,403
Old Dominion Freight Line, Inc.	1,343	505,854
Uber Technologies, Inc.*	30,681	1,327,874
Union Pacific Corp.	9,152	1,900,047
		5,494,167
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	26,051	2,463,122
Align Technology, Inc.*	1,070	197,511
Baxter International, Inc.	7,594	246,273
Becton Dickinson & Co.	4,356	1,101,110
Boston Scientific Corp.*	21,978	1,125,054
Cooper Cos, Inc. (The)	744	231,942

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
Dexcom, Inc.*	5,822	$517,168
Edwards Lifesciences Corp.*	9,126	581,509
GE HealthCare Technologies, Inc.	5,872	390,899
Hologic, Inc.*	3,680	243,506
IDEXX Laboratories, Inc.*	1,247	498,139
Insulet Corp.*	1,051	139,331
Intuitive Surgical, Inc.*	5,276	1,383,473
Medtronic plc	19,988	1,410,353
ResMed, Inc.	2,205	311,390
STERIS plc	1,482	311,190
Stryker Corp.	5,075	1,371,367
Teleflex, Inc.	706	130,434
Zimmer Biomet Holdings, Inc.	3,135	327,325
		12,981,096
Health Care Providers & Services - 3.1%
Cardinal Health, Inc.	3,822	347,802
Cencora, Inc.	2,503	463,430
Centene Corp.*	8,124	560,394
Cigna Group (The)	4,442	1,373,466
CVS Health Corp.	19,282	1,330,651
Elevance Health, Inc.	3,537	1,591,969
HCA Healthcare, Inc.	3,019	682,717
Humana, Inc.	1,860	974,063
Laboratory Corp. of America Holdings	1,328	265,241
McKesson Corp.	2,026	922,559
Molina Healthcare, Inc.*	877	291,997
Quest Diagnostics, Inc.	1,682	218,828
UnitedHealth Group, Inc.	13,908	7,448,569
		16,471,686
Health Care REITs - 0.2%
Healthpeak Properties, Inc.	8,222	127,852
Ventas, Inc.	6,039	256,416
Welltower, Inc.	7,784	650,820
		1,035,088
Health Care Technology - 0.1%
Veeva Systems, Inc., Class A*	2,187	421,457

Hotels, Restaurants & Leisure - 2.1%
Airbnb, Inc., Class A*	6,401	757,174
Booking Holdings, Inc.*	536	1,495,204
Carnival Corp.*	15,113	173,195
Chipotle Mexican Grill, Inc., Class A*	413	802,129
Darden Restaurants, Inc.	1,816	264,282
Domino’s Pizza, Inc.	527	178,648
DoorDash, Inc., Class A*	4,497	337,050
Expedia Group, Inc.*	2,070	197,250
Hilton Worldwide Holdings, Inc.	3,923	594,452
Investments	Shares	Value
Las Vegas Sands Corp.	4,933	$234,120
Marriott International, Inc., Class A	3,761	709,174
McDonald’s Corp.	10,940	2,868,141
MGM Resorts International	4,221	147,397
Royal Caribbean Cruises Ltd.*	3,538	299,775
Starbucks Corp.	17,194	1,585,975
Yum! Brands, Inc.	4,207	508,458
		11,152,424
Household Durables - 0.3%
DR Horton, Inc.	4,574	477,526
Garmin Ltd.	2,296	235,409
Lennar Corp., Class A	3,791	404,424
Lennar Corp., Class B	199	19,623
NVR, Inc.*	48	259,806
PulteGroup, Inc.	3,295	242,479
		1,639,267
Household Products - 1.4%
Church & Dwight Co., Inc.	3,691	335,660
Clorox Co.	1,856	218,451
Colgate-Palmolive Co.	12,407	932,014
Kimberly-Clark Corp.	5,078	607,532
Procter & Gamble Co.	35,388	5,309,261
		7,402,918
Independent Power & Renewable Electricity Producers - 0.0%†
AES Corp. (The)	10,068	150,013

Industrial Conglomerates - 0.8%
3M Co.	8,283	753,339
General Electric Co.	16,342	1,775,231
Honeywell International, Inc.	9,967	1,826,553
		4,355,123
Industrial REITs - 0.3%
Prologis, Inc.	13,866	1,397,000

Insurance - 2.2%
Aflac, Inc.	8,114	633,785
Allstate Corp. (The)	3,923	502,654
American International Group, Inc.	10,689	655,343
Aon plc, Class A	3,048	943,051
Arch Capital Group Ltd.*	5,594	484,888
Arthur J Gallagher & Co.	3,237	762,281
Brown & Brown, Inc.	3,534	245,330
Chubb Ltd.	6,169	1,323,991
Cincinnati Financial Corp.	2,357	234,922
Everest Group Ltd.	652	257,944
Hartford Financial Services Group, Inc. (The)	4,589	337,062

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
Markel Group, Inc.*	199	$292,633
Marsh & McLennan Cos, Inc.	7,412	1,405,686
MetLife, Inc.	9,488	569,375
Principal Financial Group, Inc.	3,340	226,051
Progressive Corp. (The)	8,789	1,389,453
Prudential Financial, Inc.	5,454	498,714
Travelers Cos, Inc. (The)	3,439	575,826
W R Berkley Corp.	3,058	206,170
Willis Towers Watson plc	1,576	371,763
		11,916,922
Interactive Media & Services - 5.8%
Alphabet, Inc., Class A*	89,069	11,051,681
Alphabet, Inc., Class C*	75,765	9,493,355
Match Group, Inc.*	4,172	144,351
Meta Platforms, Inc., Class A*	33,365	10,051,873
Pinterest, Inc., Class A*	8,737	261,062
Snap, Inc., Class A*	15,233	152,482
		31,154,804
IT Services - 1.5%
Accenture plc, Class A	9,468	2,812,849
Akamai Technologies, Inc.*	2,280	235,592
Cloudflare, Inc., Class A*	4,391	248,926
Cognizant Technology Solutions Corp., Class A	7,585	489,005
EPAM Systems, Inc.*	870	189,286
Gartner, Inc.*	1,183	392,803
GoDaddy, Inc., Class A*	2,201	161,179
International Business Machines Corp.	13,675	1,977,952
MongoDB, Inc., Class A*	1,061	365,610
Snowflake, Inc., Class A*	4,896	710,556
VeriSign, Inc.*	1,347	268,942
		7,852,700
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	4,432	458,136
Avantor, Inc.*	10,142	176,775
Bio-Rad Laboratories, Inc., Class A*	316	86,988
Danaher Corp.	9,869	1,895,045
Illumina, Inc.*	2,379	260,310
IQVIA Holdings, Inc.*	2,749	497,102
Mettler-Toledo International, Inc.*	329	324,131
Revvity, Inc.	1,863	154,350
Thermo Fisher Scientific, Inc.	5,792	2,576,108
Waters Corp.*	887	211,576
West Pharmaceutical Services, Inc.	1,109	352,984
		6,993,505
Investments	Shares	Value
Machinery - 1.6%
Caterpillar, Inc.	7,660	$1,731,542
Cummins, Inc.	2,129	460,503
Deere & Co.	4,091	1,494,687
Dover Corp.	2,100	272,895
Fortive Corp.	5,284	344,940
IDEX Corp.	1,134	217,059
Illinois Tool Works, Inc.	4,130	925,616
Ingersoll Rand, Inc.	6,072	368,449
Otis Worldwide Corp.	6,184	477,467
PACCAR, Inc.	7,848	647,695
Parker-Hannifin Corp.	1,925	710,152
Stanley Black & Decker, Inc.	2,304	195,955
Westinghouse Air Brake Technologies Corp.	2,692	285,406
Xylem, Inc./NY	3,616	338,241
		8,470,607
Media - 0.8%
Charter Communications, Inc., Class A*	1,527	615,076
Comcast Corp., Class A	61,782	2,550,979
Fox Corp., Class A	3,816	115,968
Fox Corp., Class B	1,977	55,178
Liberty Broadband Corp., Class A*	248	20,663
Liberty Broadband Corp., Class C*	1,718	143,127
Omnicom Group, Inc.	2,966	222,183
Paramount Global, Class B	7,228	78,641
Sirius XM Holdings, Inc.††	9,819	42,025
Trade Desk, Inc. (The), Class A*	6,700	475,432
		4,319,272
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	21,517	726,844
Newmont Corp.	17,300	648,231
Nucor Corp.	3,733	551,700
Reliance Steel & Aluminum Co.	879	223,600
Southern Copper Corp.	1,274	90,327
Steel Dynamics, Inc.	2,338	249,020
		2,489,722
Multi-Utilities - 0.7%
Ameren Corp.	3,944	298,600
CenterPoint Energy, Inc.	9,486	254,984
CMS Energy Corp.	4,383	238,172
Consolidated Edison, Inc.	5,180	454,752
Dominion Energy, Inc.	12,555	506,218
DTE Energy Co.	3,096	298,392
Public Service Enterprise Group, Inc.	7,493	461,943

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
Sempra	9,444	$661,364
WEC Energy Group, Inc.	4,738	385,626
		3,560,051
Office REITs - 0.0%†
Alexandria Real Estate Equities, Inc.	2,337	217,645

Oil, Gas & Consumable Fuels - 4.2%
APA Corp.	4,614	183,268
Cheniere Energy, Inc.	3,614	601,442
Chevron Corp.	26,637	3,881,809
ConocoPhillips	17,977	2,135,667
Coterra Energy, Inc.	11,371	312,703
Devon Energy Corp.	9,617	447,864
Diamondback Energy, Inc.	2,687	430,780
EOG Resources, Inc.	8,742	1,103,678
EQT Corp.	5,433	230,251
Exxon Mobil Corp.	59,748	6,324,325
Hess Corp.	4,149	599,116
Kinder Morgan, Inc.	29,117	471,695
Marathon Oil Corp.	9,088	248,193
Marathon Petroleum Corp.	6,005	908,256
Occidental Petroleum Corp.	9,963	615,813
ONEOK, Inc.	8,746	570,239
Phillips 66	6,683	762,330
Pioneer Natural Resources Co.	3,500	836,500
Targa Resources Corp.	3,354	280,428
Texas Pacific Land Corp.	95	175,365
Valero Energy Corp.	5,303	673,481
Williams Cos, Inc. (The)	18,259	628,110
		22,421,313
Passenger Airlines - 0.1%
Delta Air Lines, Inc.	9,668	302,125
Southwest Airlines Co.	8,940	198,736
United Airlines Holdings, Inc.*	4,926	172,459
		673,320
Personal Care Products - 0.1%
Estee Lauder Cos, Inc. (The), Class A	3,482	448,725

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	31,359	1,615,929
Eli Lilly & Co.	11,971	6,631,096
Johnson & Johnson	36,148	5,362,194
Merck & Co., Inc.	38,091	3,911,946
Pfizer, Inc.	84,752	2,590,021
Royalty Pharma plc, Class A	5,802	155,900
Viatris, Inc.	18,010	160,289
Zoetis, Inc., Class A	6,911	1,085,027
		21,512,402
Investments	Shares	Value
Professional Services - 0.7%
Automatic Data Processing, Inc.	6,186	$1,349,909
Broadridge Financial Solutions, Inc.	1,777	303,227
Equifax, Inc.	1,842	312,348
Jacobs Solutions, Inc.	1,889	251,804
Leidos Holdings, Inc.	2,062	204,385
Paychex, Inc.	4,814	534,595
Paycom Software, Inc.	740	181,278
SS&C Technologies Holdings, Inc.	3,238	162,710
TransUnion	2,906	127,515
Verisk Analytics, Inc., Class A	2,178	495,190
		3,922,961
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	4,653	322,639
CoStar Group, Inc.*	6,129	449,930
		772,569
Residential REITs - 0.3%
AvalonBay Communities, Inc.	2,133	353,524
Equity Residential	5,180	286,609
Essex Property Trust, Inc.	962	205,791
Invitation Homes, Inc.	8,633	256,314
Mid-America Apartment Communities, Inc.	1,752	206,999
Sun Communities, Inc.	1,868	207,796
		1,517,033
Retail REITs - 0.2%
Realty Income Corp.	10,638	504,028
Simon Property Group, Inc.	4,912	539,780
		1,043,808
Semiconductors & Semiconductor Equipment - 7.2%
Advanced Micro Devices, Inc.*	24,257	2,389,315
Analog Devices, Inc.	7,528	1,184,380
Applied Materials, Inc.	12,608	1,668,669
Broadcom, Inc.	6,197	5,213,970
Enphase Energy, Inc.*	2,047	162,900
Entegris, Inc.	2,247	197,826
First Solar, Inc.*	1,604	228,490
Intel Corp.	62,870	2,294,755
KLA Corp.	2,052	963,824
Lam Research Corp.	2,001	1,177,028
Marvell Technology, Inc.	12,910	609,610
Microchip Technology, Inc.	8,169	582,368
Micron Technology, Inc.	16,443	1,099,543
Monolithic Power Systems, Inc.	717	316,728
NVIDIA Corp.	37,083	15,122,447
NXP Semiconductors NV	3,869	667,132

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
ON Semiconductor Corp.*	6,478	$405,782
Qorvo, Inc.*	1,472	128,682
QUALCOMM, Inc.	16,752	1,825,800
Skyworks Solutions, Inc.	2,394	207,656
Teradyne, Inc.	2,316	192,853
Texas Instruments, Inc.	13,630	1,935,596
		38,575,354
Software - 11.3%
Adobe, Inc.*	6,842	3,640,354
ANSYS, Inc.*	1,302	362,295
Aspen Technology, Inc.*	425	75,544
Atlassian Corp., Class A*	2,278	411,498
Autodesk, Inc.*	3,205	633,404
Cadence Design Systems, Inc.*	4,080	978,588
Crowdstrike Holdings, Inc., Class A*	3,364	594,654
Datadog, Inc., Class A*	4,484	365,311
DocuSign, Inc., Class A*	3,046	118,428
Fair Isaac Corp.*	373	315,510
Fortinet, Inc.*	9,788	559,580
Gen Digital, Inc.	8,463	140,994
HubSpot, Inc.*	751	318,251
Intuit, Inc.	4,205	2,081,265
Microsoft Corp.	111,541	37,713,127
Oracle Corp.	23,631	2,443,445
Palantir Technologies, Inc., Class A*	28,565	422,762
Palo Alto Networks, Inc.*	4,591	1,115,705
PTC, Inc.*	1,785	250,650
Roper Technologies, Inc.	1,603	783,178
Salesforce, Inc.*	14,622	2,936,535
ServiceNow, Inc.*	3,064	1,782,788
Splunk, Inc.*	2,287	336,555
Synopsys, Inc.*	2,283	1,071,732
Tyler Technologies, Inc.*	630	234,927
Unity Software, Inc.*	3,623	91,916
VMware, Inc., Class A*††	3,297	480,208
Workday, Inc., Class A*	3,090	654,184
Zoom Video Communications, Inc., Class A*	3,762	225,645
Zscaler, Inc.*	1,312	208,201
		61,347,234
Specialized REITs - 1.1%
American Tower Corp.	6,997	1,246,794
Crown Castle, Inc.	6,510	605,300
Digital Realty Trust, Inc.	4,546	565,341
Equinix, Inc.	1,405	1,025,144
Extra Space Storage, Inc.	3,172	328,587
Investments	Shares	Value
Iron Mountain, Inc.	4,379	$258,668
Public Storage	2,377	567,414
SBA Communications Corp., Class A	1,627	339,441
VICI Properties, Inc., Class A	15,214	424,471
Weyerhaeuser Co.	10,969	314,701
		5,675,861
Specialty Retail - 2.0%
AutoZone, Inc.*	271	671,302
Best Buy Co., Inc.	2,913	194,647
Burlington Stores, Inc.*	970	117,399
CarMax, Inc.*	2,373	144,967
Home Depot, Inc. (The)	15,092	4,296,540
Lowe’s Cos, Inc.	8,799	1,676,825
O’Reilly Automotive, Inc.*	907	843,909
Ross Stores, Inc.	5,115	593,187
TJX Cos, Inc. (The)	17,255	1,519,648
Tractor Supply Co.	1,635	314,836
Ulta Beauty, Inc.*	747	284,839
		10,658,099
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	220,629	37,676,813
Dell Technologies, Inc., Class C	3,803	254,459
Hewlett Packard Enterprise Co.	19,376	298,003
HP, Inc.	13,025	342,947
NetApp, Inc.	3,160	229,985
Seagate Technology Holdings plc	2,898	197,789
Western Digital Corp.*	4,806	192,961
		39,192,957
Textiles, Apparel & Luxury Goods - 0.5%
Lululemon Athletica, Inc.*	1,735	682,688
NIKE, Inc., Class B	18,391	1,890,043
		2,572,731
Tobacco - 0.6%
Altria Group, Inc.	26,645	1,070,330
Philip Morris International, Inc.	23,305	2,077,873
		3,148,203
Trading Companies & Distributors - 0.3%
Fastenal Co.	8,575	500,266
Ferguson plc	3,069	460,964
United Rentals, Inc.	1,026	416,833
WW Grainger, Inc.	669	488,256
		1,866,319

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Investments	Shares	Value
Water Utilities - 0.1%
American Water Works Co., Inc.	2,923	$343,891

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	7,769	1,117,648

Total Common Stocks (Cost $552,005,003)		537,715,466

Securities Lending Reinvestment†††
Money Market Fund - 0.1%
Fidelity Investments Money Market Treasury Portfolio - Institutional Class, 5.27%†††† (Cost $425,118)	425,118	425,118

	Principal
Short-Term Investments - 0.0%†
Time Deposit - 0.0%†
Sumitomo Mitsui Banking Corp., Tokyo 4.68% 11/1/2023 (Cost $261,056)	$261,056	261,056

Total Investments - 100.0% (Cost $552,691,177)		$538,401,640
Liabilities in Excess of Other Assets - 0.0%†		(234,580)
Net Assets - 100.0%		$538,167,060

*	Non-income producing security.
†	Represents less than 0.05%.
††	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $412,609, collateralized in the form of cash with a value of $425,118 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments. The total value of collateral is $425,118.
†††	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $425,118.
††††	7-day net yield.

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform 500 ETF

October 31, 2023

Futures Contracts Purchased

TCW Transform 500 ETF had the following open long futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 Micro E-Mini Index	21	12/15/2023	USD	$442,286	$(10,277)

Fair Value Measurement

The Fund discloses the fair market value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs).

The three levels defined by the hierarchy are as follows:

●	Level 1 — Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs as of October 31, 2023 for the Fund based upon the three levels defined above:

TCW Transform 500 ETF	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks*	$537,715,466	$-	$-	$537,715,466
Money Market Fund	425,118	-	-	425,118
Short-Term Investments
Time Deposit	261,056	-	-	261,056
Total Investments	$538,401,640	$-	$-	$538,401,640

Other Financial Instruments
Liabilities
Futures Contracts**	$(10,277)	$-	$-	$(10,277)
Total Other Financial Instruments	$(10,277)	$-	$-	$(10,277)

*	Please refer to the Schedule of Investments to view securities segregated by industry.
**	Futures Contracts Purchased.

See accompanying Notes to Financial Statements.

Schedule of Investments TCW Transform Systems ETF

October 31, 2023

Investments	Shares	Value
COMMON STOCKS - 96.2%

Aerospace & Defense - 12.9%
Airbus SE	61,257	$8,184,969
Safran S.A.	50,737	7,892,742
		16,077,711
Building Products - 2.0%
Trane Technologies plc	12,896	2,454,238

Commercial Services & Supplies - 13.8%
Republic Services, Inc., Class A	74,042	10,994,496
Waste Management, Inc.	37,083	6,093,849
		17,088,345
Construction & Engineering - 4.6%
WillScot Mobile Mini Holdings Corp.*	146,538	5,775,063

Electrical Equipment - 11.4%
Hubbell, Inc., Class B	5,658	1,528,226
nVent Electric plc	32,906	1,583,766
Rockwell Automation, Inc.	10,080	2,649,125
Schneider Electric SE	8,017	1,229,835
Vertiv Holdings Co., Class A	182,364	7,161,433
		14,152,385
Ground Transportation - 12.5%
Canadian Pacific Kansas City Ltd.	79,369	5,632,818
Union Pacific Corp.	47,649	9,892,409
		15,525,227
Independent Power & Renewable Electricity Producers - 1.4%
Vistra Corp.	53,962	1,765,637

Industrial Conglomerates - 6.6%
General Electric Co.	75,901	8,245,126

Machinery - 3.0%
Caterpillar, Inc.	4,329	978,570
Deere & Co.	4,880	1,782,957
Sandvik AB	58,955	1,001,381
		3,762,908
Oil, Gas & Consumable Fuels - 16.0%
Diamondback Energy, Inc.	37,802	6,060,416
Exxon Mobil Corp.	57,154	6,049,751
Occidental Petroleum Corp.	97,946	6,054,042
Pioneer Natural Resources Co.	6,595	1,576,205
		19,740,414
Investments	Shares	Value
Semiconductors & Semiconductor Equipment - 5.1%
Applied Materials, Inc.	35,059	$4,640,059
First Solar, Inc.*	12,078	1,720,511
		6,360,570
Software - 6.9%
Microsoft Corp.	25,442	8,602,195

Total Common Stocks (Cost $118,723,370)		119,549,819

	Principal
Short-Term Investments - 0.2%
Time Deposit - 0.2%
Citibank, New York 4.68% 11/1/2023 (Cost $199,408)	$199,408	199,408

Total Investments - 96.4% (Cost $118,922,778)		$119,749,227
Other Assets Less Liabilities - 3.6%		4,455,719
Net Assets - 100.0%		$124,204,946

*	Non-income producing security.

TCW Transform Systems ETF invested, as a percentage of net assets, in the following countries as of October 31, 2023:

United States	73.7%
France	13.9%
Canada	4.5%
Ireland	2.0%
United Kingdom	1.3%
Sweden	0.8%
Other(1)	3.8%
Total	100.0%

(1)	Includes cash, short term investments and net other assets (liabilities).

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform Systems ETF

October 31, 2023

Fair Value Measurement

The Fund discloses the fair market value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs).

The three levels defined by the hierarchy are as follows:

●	Level 1 — Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs as of October 31, 2023 for the Fund based upon the three levels defined above:

TCW Transform Systems ETF	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks*	$119,549,819	$-	$-	$119,549,819
Short-Term Investments
Time Deposit	199,408	-	-	199,408
Total Investments	$119,749,227	$-	$-	$119,749,227

*	Please refer to the Schedule of Investments to view securities segregated by industry.

See accompanying Notes to Financial Statements.

Schedule of Investments TCW Transform Supply Chain ETF

October 31, 2023

Investments	Shares	Value
COMMON STOCKS - 96.4%

Building Products - 4.6%
Advanced Drainage Systems, Inc.	2,577	$275,301
Trane Technologies plc	813	154,722
		430,023
Commercial Services & Supplies - 14.9%
GFL Environmental, Inc.	16,073	463,224
Waste Management, Inc.	5,691	935,202
		1,398,426
Construction & Engineering - 7.7%
WillScot Mobile Mini Holdings Corp.*	18,345	722,976

Construction Materials - 12.1%
Martin Marietta Materials, Inc.	1,808	739,363
Vulcan Materials Co.	2,053	403,394
		1,142,757
Electrical Equipment - 6.3%
Emerson Electric Co.	4,122	366,734
Rockwell Automation, Inc.	850	223,389
		590,123
Ground Transportation - 16.2%
Canadian Pacific Kansas City Ltd.	5,287	375,218
CSX Corp.	24,830	741,176
Saia, Inc.*	1,155	414,056
		1,530,450
Industrial Conglomerates - 1.5%
Siemens AG	1,037	137,112

Life Sciences Tools & Services - 3.2%
Agilent Technologies, Inc.	2,957	305,665

Semiconductors & Semiconductor Equipment - 18.8%
First Solar, Inc.*	1,200	170,940
Lam Research Corp.	830	488,224
Micron Technology, Inc.	5,186	346,788
NVIDIA Corp.	796	324,609
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,211	449,761
		1,780,322
Trading Companies & Distributors - 11.1%
Ferguson plc	3,070	461,113
United Rentals, Inc.	629	255,544
WESCO International, Inc.	2,563	328,577
		1,045,234
Total Common Stocks
(Cost $9,529,913)		9,083,088
Investments	Principal	Value
Short-Term Investments - 3.6%
Time Deposit - 3.6%
Citibank, New York 4.68% 11/1/2023
(Cost $335,175)	$335,175	$335,175

Total Investments - 100.0%
(Cost $9,865,088)		$9,418,263
Liabilities in Excess of Other Assets - 0.0%†		(3,508)
Net Assets - 100.0%		$9,414,755

*	Non-income producing security.
†	Represents less than 0.05%.

TCW Transform Supply Chain ETF invested, as a percentage of net assets, in the following countries as of October 31, 2023:

United States	74.8%
Canada	8.9%
United Kingdom	4.9%
Taiwan	4.8%
Ireland	1.6%
Germany	1.5%
Other(1)	3.5%
Total	100.0%

(1)	Includes cash, short term investments and net other assets (liabilities).

See accompanying Notes to Financial Statements.

Schedule of Investments (Continued) TCW Transform Supply Chain ETF

October 31, 2023

Fair Value Measurement

The Fund discloses the fair market value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs).

The three levels defined by the hierarchy are as follows:

●	Level 1 — Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs as of October 31, 2023 for the Fund based upon the three levels defined above:

TCW Transform Supply Chain ETF	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks*	$9,083,088	$-	$-	$9,083,088
Short-Term Investments
Time Deposit	335,175	-	-	335,175
Total Investments	$9,418,263	$-	$-	$9,418,263

*	Please refer to the Schedule of Investments to view securities segregated by industry.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2023

	TCW Transform 500 ETF		TCW Transform Systems ETF	TCW Transform Supply Chain ETF
ASSETS:
Investments in securities at value (Note 2)	$538,401,640	(1)	$119,749,227	$9,418,263
Segregated cash balance with broker for future contracts	41,072		-	-
Receivables:
Dividends and interest	368,645		18,473	2,727
Capital shares sold	8,774,462		5,045,774	-
Securities lending income	737		-	-
Investment securities sold	-		1,500,469	-
Reclaims	3,392		10,172	-
Total Assets	547,589,948		126,324,115	9,420,990

LIABILITIES:
Payables:
Investment securities purchased	8,964,977		1,024,861	-
Capital shares purchased	-		1,009,802	-
Management fees (Note 3)	22,516		84,506	6,235
Unrealized depreciation on futures contracts	10,277		-	-
Collateral on securities loaned at value (Note 2)	425,118		-	-
Total Liabilities	9,422,888		2,119,169	6,235

NET ASSETS	$538,167,060		$124,204,946	$9,414,755

NET ASSETS CONSIST OF:
Paid-in capital	$561,630,450		$141,340,095	$10,284,082
Total distributable earnings (accumulated loss)	(23,463,390)		(17,135,149)	(869,327)

NET ASSETS	$538,167,060		$124,204,946	$9,414,755
Shares outstanding	11,040,000		2,460,000	200,000
Net asset value, per share	$48.75		$50.49	$47.07
Investment in securities at cost	$552,691,177		$118,922,778	$9,865,088

(1)	Includes securities on loan with value of $412,609.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year/Period Ended October 31, 2023

	TCW Transform 500 ETF	TCW Transform Systems ETF	TCW Transform Supply Chain ETF*
INVESTMENT INCOME:
Dividend income	$7,155,209	$1,475,430	$72,230
Special dividends (Note 2)	-	53,440	-
Interest income	12,373	219,726	13,010
Securities lending income (Note 2)	6,077	29	-
Other income	395	-	173
Foreign withholding tax on dividends	(2,133)	(58,094)	(2,346)
Total Income	7,171,921	1,690,531	83,067

EXPENSES:
Management fees (Note 3)	223,704	821,053	53,370
Total Expenses	223,704	821,053	53,370
Net Investment Income (Loss)(1)	6,948,217	869,478	29,697

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in securities	(5,323,527)	(8,112,377)	(425,688)
Foreign currency transactions	-	(9,055)	851
In-kind redemptions of investments	1,578,610	10,045,877	279,207
Expiration or closing of futures contracts	59,209	-	-
Net realized gain (loss)	(3,685,708)	1,924,445	(145,630)

Change in unrealized appreciation (depreciation) on:
Investments in securities	34,000,960	(1,918,797)	(446,825)
Translation of assets and liabilities denominated in foreign currencies	-	(85)	-
Future contracts	(23,063)	-	-
Change in unrealized appreciation (depreciation)	33,977,897	(1,918,882)	(446,825)
Net realized and unrealized gain (loss) on investments	30,292,189	5,563	(592,455)
Net Increase (Decrease) in Net Assets Resulting From Operations	$37,240,406	$875,041	$(562,758)

*	The Fund commenced investment operations on February 14, 2023.
(1)	Net investment income (loss) represents dividends and other income received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	TCW Transform 500 ETF		TCW Transform Systems ETF*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022
OPERATIONS:
Net investment income (loss)(1)	$6,948,217	$4,568,747	$869,478	$571,787
Net realized gain (loss) on investments	(3,685,708)	890,579	1,924,445	(2,279,286)
Net change in unrealized appreciation (depreciation) on investments	33,977,897	(61,500,007)	(1,918,882)	2,745,246
Net increase (decrease) in net assets resulting from operations	37,240,406	(56,040,681)	875,041	1,037,747

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	(6,793,601)	(4,132,626)	(878,542)	(549,932)

CAPITAL TRANSACTIONS:
Proceeds from shares sold	156,383,120	225,545,494	94,574,289	139,659,859	(2)
Cost of shares redeemed	(6,088,518)	(43,380,822)	(60,648,547)	(49,864,969	)(2)
Net increase (decrease) in net assets from capital transactions	150,294,602	182,164,672	33,925,742	89,794,890
Increase (decrease) in net assets	180,741,407	121,991,365	33,922,241	90,282,705

NET ASSETS:
Beginning of year/period	357,425,653	235,434,288	90,282,705	-
End of year/period	$538,167,060	$357,425,653	$124,204,946	$90,282,705

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year/period	7,980,000	4,320,000	1,800,000	-
Shares sold	3,180,000	4,560,000	1,860,000	2,800,001	(2)
Shares redeemed	(120,000)	(900,000)	(1,200,000)	(1,000,001	)(2)
Shares outstanding, end of year/period	11,040,000	7,980,000	2,460,000	1,800,000

*	The Fund commenced investment operations on February 2, 2022.
(1)	Net investment income (loss) represents dividends and other income received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(2)	Beginning capital of $50 was contributed by Fund Management at Engine No. 1 LLC, former investment adviser to the Fund, in exchange for 1 Share of the Fund in connection with the seeding of the Fund. The Share was redeemed by the adviser on the commencement of investment operations on February 2, 2022.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

	TCW Transform Supply Chain ETF*
	For the Period Ended October 31, 2023
OPERATIONS:
Net investment income (loss)(1)	$29,697
Net realized gain (loss) on investments	(145,630)
Net change in unrealized appreciation (depreciation) on investments	(446,825)
Net increase (decrease) in net assets resulting from operations	(562,758)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	(32,526)

CAPITAL TRANSACTIONS:
Proceeds from shares sold	14,174,939	(2)
Cost of shares redeemed	(4,164,900	)(2)
Net increase (decrease) in net assets from capital transactions	10,010,039
Increase (decrease) in net assets	9,414,755

NET ASSETS:
Beginning of period	-
End of period	$9,414,755

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	-
Shares sold	280,001	(2)
Shares redeemed	(80,001	)(2)
Shares outstanding, end of period	200,000

*	The Fund commenced investment operations on February 14, 2023.
(1)	Net investment income (loss) represents dividends and other income received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(2)	Beginning capital of $50 was contributed by Fund Management at Engine No. 1 LLC, former investment adviser to the Fund, in exchange for 1 Share of the Fund in connection with the seeding of the Fund. The Share was redeemed by the adviser on the commencement of investment operations on February 14, 2023.

See accompanying Notes to Financial Statements.

Financial Highlights TCW Transform 500 ETF

For a share outstanding throughout the year/period presented.

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Period June 22, 2021 through October 31, 2021(1)
Per Share Data:
Net asset value, beginning of year/period	$44.79	$54.50	$50.18
Net investment income (loss)(2)	0.76	0.72	0.22
Net realized and unrealized gain (loss) on investments	3.94	(9.79)	4.23
Total gain (loss) from investment operations	4.70	(9.07)	4.45

Distributions to Shareholders:
Net investment income	(0.74)	(0.64)	(0.13)
Total distributions	(0.74)	(0.64)	(0.13)
Net asset value, end of year/period	$48.75	$44.79	$54.50
Market value, end of year/period	$48.72	$44.78	$54.49

Total Return at Net Asset Value(3)	10.51%	-16.72%	8.87%

Total Return at Market Value(3)	10.47%	-16.72%	8.86%

Ratios/Supplemental Data:
Net assets, end of year/period (000’s omitted)	$538,167	$357,426	$235,434
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.05	%(4)
Net investment income(5)	1.55%	1.47%	1.15	%(4)
Portfolio turnover rate(6)	2%	4%	1%

(1)	Commencement of investment operations on June 22, 2021.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market values are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the closing price. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment income (loss) represents dividends and other income received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights TCW Transform Systems ETF

For a share outstanding throughout the year/period presented.

	For the Year Ended October 31, 2023	For the Period February 2, 2022 through October 31, 2022(1)
Per Share Data:
Net asset value, beginning of year/period	$50.16	$49.94
Net investment income (loss)(2)	0.40 (3)	0.35	(3)
Net realized and unrealized gain (loss) on investments	0.34	0.18
Total gain (loss) from investment operations	0.74	0.53

Distributions to Shareholders:
Net investment income	(0.41)	(0.31)
Total distributions	(0.41)	(0.31)
Net asset value, end of year/period	$50.49	$50.16
Market value, end of year/period	$50.53	$50.18

Total Return at Net Asset Value(4)	1.50%	1.09%

Total Return at Market Value(4)	1.55%	1.13%

Ratios/Supplemental Data:
Net assets, end of year/period (000’s omitted)	$124,205	$90,283
Ratio to average net assets of:
Expenses	0.75%	0.75	%(5)
Net investment income(6)	0.79%	0.94	%(5)
Net investment income excluding special dividends	0.75%	0.66	%(5)
Portfolio turnover rate(7)	91%	261%

(1)	Commencement of investment operations on February 2, 2022.
(2)	Based on average daily shares outstanding.
(3)	This ratio reflects the inclusion of large, non-recurring dividends (special dividends) recognized by the Fund during the period. If a special dividend had not been received during a period, this ratio would have been lower. The net investment income (loss) per share excluding special dividends is 0.38 for the year ended October 31, 2023 and 0.24 for the period February 2, 2022 through October 31, 2022.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market values are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the closing price. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends and other income received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights TCW Transform Supply Chain ETF

For a share outstanding throughout the period presented.

	For the Period February 14, 2023 through October 31, 2023(1)
Per Share Data:
Net asset value, beginning of period	$50.04
Net investment income (loss)(2)	0.15
Net realized and unrealized gain (loss) on investments	(2.96)
Total gain (loss) from investment operations	(2.81)

Distributions to Shareholders:
Net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period	$47.07
Market value, end of period	$47.07

Total Return at Net Asset Value(3)	-5.63%

Total Return at Market Value(3)	-5.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$9,415
Ratio to average net assets of:
Expenses	0.75	%(4)
Net investment income(5)	0.42	%(4)
Portfolio turnover rate(6)	63%

(1)	Commencement of investment operations on February 14, 2023.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market values are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the closing price. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment income (loss) represents dividends and other income received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements October 31, 2023

1. Organization

TCW ETF (formerly Engine No. 1 ETF) Trust (the “Trust”), a Delaware statutory trust organized on October 26, 2020, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue multiple series or portfolios. It currently consists of three investment portfolios: TCW Transform 500 ETF, formerly Engine No. 1 Transform 500 ETF (the “Transform 500 ETF”), TCW Transform Systems ETF, formerly TCW Transform Climate ETF and formerly Engine No. 1 Transform Climate ETF (the “Transform Systems ETF”) and TCW Transform Supply Chain ETF, formerly Engine No. 1 Transform Supply Chain ETF (the “Transform Supply Chain ETF”) (each a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Adviser”) is the investment adviser to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Effective October 13, 2023, TCW Group Inc. acquired the ETF business from Engine No. 1 and the Funds’ investment adviser became TCW Investment Management Company LLC. Prior to that date, the Funds’ investment adviser was Fund Management at Engine No. 1 LLC. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

Investment Objectives and Principal Investment

ETF Fund	Strategies
Diversified Fund
Transform 500 ETF	Seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Large Cap Select IndexSM.
Non-Diversified Funds
Transform Systems ETF

Seeks long-term growth of capital by investing in companies that are creating value by transforming themselves and others to meet the growing demands of climate change. Effective March 1, 2024, seeks long-term growth of capital by investing in companies that the Adviser believes will benefit (by either leading, winning in or enabling) the global transformation in the systems supporting how energy and power are sourced, produced, and consumed.

Transform Supply Chain ETF	Seeks long-term growth of capital by investing in the equities of companies that it deems are creating value through supply chain transformation.

There can be no assurance that the Funds will achieve their respective investment objectives.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Funds:

Principles of Accounting

The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value

The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of each Fund’s shares outstanding.

Notes to Financial Statements (Continued) October 31, 2023

Security Valuations

Generally, securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale are valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange and for which over-the-counter market quotations are readily available generally are valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Futures contracts listed for trading on a futures exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Investments in open-end regulated investment companies are valued at NAV.

Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Adviser that prices received were not reflective of their market values.

The Funds may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities or other assets.

Security Transactions and Related Investment Income

Throughout the reporting period, security transactions are accounted for one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds, if any, are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds intend to declare and make distributions of taxable net investment income quarterly and net capital gains annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Therefore, no provision for federal income tax should be required.

Foreign Currency Translation

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, including foreign exchange contracts, net currency gains and losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Notes to Financial Statements (Continued) October 31, 2023

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. The Funds may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through the futures commission merchant (“FCM”). Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when it buys or sells futures contracts.

Upon entering into a futures contract, the Funds will be required to deliver to an account controlled by the FCM an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the FCM will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

At any time prior to the expiration of a futures contract, the Funds may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

There are several risks accompanying the utilization of futures contracts. Utilization of futures by the Transform 500 ETF involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. For each Fund, there is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

For the year ended October 31, 2023, the average monthly notional amount of open futures contracts for Transform 500 ETF was $599,122. The range of monthly notional amounts was $310,888 to $1,013,984. For the year/period ended October 31, 2023, Transform Systems ETF and Transform Supply Chain ETF did not hold open futures contracts.

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Notes to Financial Statements (Continued) October 31, 2023

Fair Value of Derivative Instruments as of October 31, 2023

Transform 500 ETF

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under ASC 815	Statements of Assets and Liabilities	Unrealized Appreciation*	Statements of Assets and Liabilities	Unrealized Depreciation*
Equity Index Futures Contracts	Unrealized appreciation on futures contracts*	$-	Unrealized depreciation on futures contracts*	$(10,277)*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

Derivatives Not Accounted for as Hedging Instruments under ASC 815	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on expiration or closing of futures contracts; change in net unrealized appreciation (depreciation) on futures contracts	$59,209	$(23,063)

Time Deposits

Each Fund places excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Funds. These are classified as short-term investments in the Funds’ Schedules of Investments.

Securities Lending

The Funds may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Funds may terminate a loan at any time and obtain the return of the securities loaned. The Funds receive the value of any interest or cash or noncash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Funds are compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Funds or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Funds may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Funds to borrowers, arranges for the return of loaned securities to the Funds at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Funds have agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Funds’ securities as agreed, the Funds may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Funds to greater market risk, including losses on the collateral and, should the Funds need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Notes to Financial Statements (Continued) October 31, 2023

The following table summarizes each Fund’s securities lending agreements by counterparty which are subject to rights of offset as of October 31, 2023:

Transform 500 ETF

Counterparty	Value of Securities on Loan	Cash Collateral Received(a)	Fair Value on Non-Cash Collateral Received	Net Exposure(b)
Bank of America Securities, Inc.	$34,154	$34,154	$-	$-
ING Financial Markets LLC	$378,455	$378,455	$-	$-
Total	$412,609	$412,609	$-	$-

(a)	Collateral with a value of $425,118 has been received in connection with securities lending agreements. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund and is calculated based on prior day’s prices.
(b)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

The table below represents the disaggregation at October 31, 2023 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Remaining Contractual Maturity of the Agreements as of October 31, 2023
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Transform 500 ETF
Securities Lending Transactions
Money Market Fund	$425,118	$-	$-	$-	$425,118
Total borrowings					$425,118
Gross amount of recognized liabilities for securities lending transactions					$425,118

Transform Systems ETF and Transform Supply Chain ETF did not have any securities on loan as of October 31, 2023.

3. Management and Other Agreements

Management

The Adviser, located at 515 South Flower Street, Los Angeles, CA 90071, furnishes investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust on behalf of the Funds (the “Investment Advisory Agreement”), subject to the supervision and direction of the Board. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Effective October 13, 2023, TCW Group Inc. acquired the ETF business from Engine No. 1 and the Funds’ investment adviser became TCW Investment Management Company LLC. Prior to that date, the Funds’ investment adviser was Fund Management at Engine No. 1 LLC.

For its investment advisory services to the Funds, the Adviser is paid a management fee from the Funds based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.05% for the Transform 500 ETF, 0.75% for the Transform Systems ETF and 0.75% for the Transform Supply Chain ETF for the period. The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses, as may be specified in a separate letter of agreement.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Funds), the Adviser is responsible for substantially all expenses of the Funds, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Funds incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser under the Investment Advisory Agreement; (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or any Fund) and any fees, costs or expenses payable by the Trust or any Fund pursuant to indemnification obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

Notes to Financial Statements (Continued) October 31, 2023

Administrator, Custodian, Transfer Agent and Accounting Agent

Brown Brothers Harriman & Co. (“BBH”), which has its principal office at 50 Post Office Square, Boston, Massachusetts 02110, is the Funds’ administrator, fund accountant, transfer and dividend agent and custodian. BBH is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Distribution and Fund Officers

Foreside Financial Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the shares of the Trust. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Foreside Fund Officer Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, provides the Trust with a Chief Compliance Officer and Principal Financial Officer.

Legal Counsel

Ropes & Gray, located at 800 Boylston Street, Boston, MA 02199 serves as legal counsel to the Trust and the Funds.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Organizational and Offering Costs

The Adviser has paid or assumed all organizational and offering expenses for the Funds.

Board of Trustees Compensation

The Trust pays each Independent Trustee an annual retainer of $20,000 per calendar year (paid in quarterly increments) for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chair of the Audit Committee and Nominating Committee are each paid an additional annual retainer of $5,000 per calendar year (paid in quarterly increments). These retainers are paid by the Adviser from the management fees it receives from the Funds.

4. Related Parties

At October 31, 2023, certain officers and Trustees of the Trust are also officers or employees of the Adviser or affiliated with the Distributor.

5. Creation and Redemption Transactions

Each Fund issues and redeems shares (“Shares”) at NAV only in aggregations of a specified number of Shares (each a “Creation Unit”). The Funds may issue and redeem Creation Units of its Shares in exchange for a designated basket of portfolio investments (including any portion of such investments for which cash may be substituted) (“Deposit Instruments”), together with the deposit of a specified cash payment (“Cash Component”). Shares of each Fund will be listed and trade on Cboe BZX Exchange, Inc. (the “Exchange” or “Cboe BZX”), a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market values that may be at, above or below the each Fund’s NAV. Shares are redeemable only in Creation Units by authorized participants that have entered into agreements with the Distributor (“Authorized Participants”), and, generally, in exchange for securities in kind and or a cash amount. Creation Units typically are large blocks of a specified number of shares or multiples thereof. In the event of liquidation of a Fund, the Trust may lower the number of shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Instruments, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit in an amount at least equal to a specified percentage, as set forth in the applicable Participant Agreement, of the value of the missing Deposit Instruments. The Trust may use such cash deposit at any time to purchase Deposit Instruments. Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of Shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Notes to Financial Statements (Continued) October 31, 2023

6. Risk Considerations

Principal Investment Risks. Shareholders of the Funds are subject to the risk that their investment could lose money. The Funds are subject to certain risks, including those noted below and in the Funds’ prospectuses, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Active Management Risk. The Transform Systems ETF and the Transform Supply Chain ETF are actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Funds’ investments more than the market as a whole, to the extent that the Funds’ investments are concentrated in the securities and/ or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector.

Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Supply Chain Risk. Companies supply chains are generally subject to risk such as legislative or regulatory changes; adverse market conditions and/or increased competition; technological developments and changing technology; cyberattacks that may compromise a company’s operations or business; occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, exchange rate movements, and insurance costs; pandemics, natural disasters or other crisis; boarder and/or import controls; pent-up/increased demand; mobility restrictions; shortages of product and labor; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; and rapid product obsolescence. Global, regional, or local events, such as changes to trade relations, trade restrictions, and/or military conflict, may materially disrupt or indefinitely impair the operations of these companies. Securities of these companies may be cyclical and occasionally subject to sharp price movements. Certain companies may be subject to significant regulation, including environmental regulation, by federal, state and local governmental agencies.

Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectuses which can be obtained on the Funds’ website (etf.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

7. Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Funds are required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its

Notes to Financial Statements (Continued) October 31, 2023

analysis, Management has concluded that the Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year/period ended October 31, 2023. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

At October 31, 2023, net unrealized appreciation (depreciation) on investments and derivatives for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Transform 500 ETF	$553,573,997	$39,696,533	$(54,879,167)	$(15,182,634)
Transform Systems ETF	$119,553,046	$5,420,383	$(5,224,202)	$196,181
Transform Supply Chain ETF	$9,943,575	$168,165	$(693,477)	$(525,312)

The differences between book-basis and tax-basis components of unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales for tax purposes.

At October 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Transform 500 ETF	$612,555	$-	$(8,893,311)	$(15,182,634)	$(23,463,390)
Transform Systems ETF	$3,736	$-	$(17,334,981)	$196,096	$(17,135,149)
Transform Supply Chain ETF	$-	$-	$(344,015)	$(525,312)	$(869,327)

At October 31, 2023, the effect of permanent book/tax reclassifications primarily related to in-kind transactions resulted in increase/(decrease) to the components of net assets as follows:

Fund	Total Distributable Earnings	Paid-in Capital
Transform 500 ETF	$(1,505,783)	$1,505,783
Transform Systems ETF	$(9,541,749)	$9,541,749
Transform Supply Chain ETF	$(274,043)	$274,043

During the year/period ended October 31, 2023 and October 31, 2022, the tax character of distributions paid was as follows:

	Year/Period Ended October 31, 2023		Year/Period Ended October 31, 2022
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
Transform 500 ETF	$6,793,601	$-	$4,132,626	$-
Transform Systems ETF	$878,542	$-	$549,932	$-
Transform Supply Chain ETF	$32,526	$-	$-	$-

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At October 31, 2023 the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

Fund	Short-Term	Long-Term	Total Amount
Transform 500 ETF	$4,772,132	$4,121,179	$8,893,311
Transform Systems ETF	$16,847,031	$487,950	$17,334,981
Transform Supply Chain ETF	$344,015	$-	$344,015

Notes to Financial Statements (Continued) October 31, 2023

8. Purchases and Sales of Securities

Investment transactions (excluding in-kind subscriptions and redemptions and short-term investments) for the year/period ended October 31, 2023 were as follows:

Fund	Purchases	Sales
Transform 500 ETF	$20,674,170	$9,963,431
Transform Systems ETF	$160,091,564	$94,260,983
Transform Supply Chain ETF	$6,356,295	$5,496,583

For the year/period ended October 31, 2023, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:

	In-Kind
Fund	Subscriptions	Redemptions
Transform 500 ETF	$147,253,818	$6,079,309
Transform Systems ETF	$48,394,945	$80,782,598
Transform Supply Chain ETF	$10,522,896	$1,697,817

9. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote. The Trust has not accrued any liability in connection with such indemnification.

10. New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. Management is currently evaluating the impact of the adoption of ASU 2022-03 on our future financial statements.

11. Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective November 13, 2023, the TCW Transform Climate ETF name changed to TCW Transform Systems ETF. There was no change to the Fund’s investment objective or strategy as a result of this name change.

Management has determined that there are no other material events that would require recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

TCW ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW ETF Trust (formerly Engine No. 1 ETF Trust) comprising the funds listed below (the “Funds”) as of October 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
TCW Transform 500 ETF (formerly Engine No. 1 Transform 500 ETF)	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, and for the period from June 22, 2021 (commencement of operations) through October 31, 2021
TCW Transform Systems ETF (formerly Engine No. 1 Transform Climate ETF)	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from February 2, 2022 (commencement of operations) through October 31, 2022
TCW Transform Supply Chain ETF (formerly Engine No. 1 Transform Supply Chain ETF)	For the period from February 14, 2023 (commencement of operations) through October 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 20, 2023

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The TCW ETF Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form NPORT-P. The Forms NPORT-P will be available on the SEC’s website at www.sec.gov. In addition, each Fund’s full portfolio holdings are updated daily and available on the Funds’ website at etf.tcw.com.

Proxy Voting Policies and Procedures. A description of TCW Investment Management Company LLC’s proxy voting policies and procedures, which are applicable to the funds in the TCW ETF Trust is available on the Funds’ website at etf.tcw.com and on the SEC’s website at www.sec.gov.

Proxy Voting Record. The TCW ETF Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds are available by writing to the Administrator at 50 Post Office Square, Boston, MA 02110. The Funds’ Form N-PX will also be available on the SEC’s website at www.sec.gov.

Premium/Discount Information. Information about the difference between daily market values on the secondary market for shares of the Funds in TCW ETF Trust and such Funds’ net asset value can be found on our website, etf.tcw.com.

Code of Ethics. The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. The Funds designate the following amounts or, if subsequently determined to be different, the maximum allowable for its year/period ended October 31, 2023.

	Qualified Dividend Income*	Dividends Received Deduction*
TCW Transform 500 ETF	93.67%	90.72%
TCW Transform Systems ETF	91.91%	67.33%
TCW Transform Supply Chain ETF	72.93%	62.28%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Funds’ fiscal year/period.

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), the Funds have adopted and implemented a written liquidity risk management program (the “Program”). The Program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Funds’ Board of Trustees (the “Board”) has approved the designation of the Liquidity Program Administrator (“LPA”), a committee comprised of senior representatives of the adviser, TCW Investment Management Company LLC (and, through October 13, 2023, the Funds’ former adviser, Fund Management at Engine No. 1), and officers of the Funds, to oversee the implementation and monitoring of the Program. To assist in carrying out its responsibilities under the Program, the Adviser has retained a third party to perform certain functions, including providing market data and liquidity classification information.

Each Fund qualifies as an “In-Kind ETF” under the Liquidity Rule and the Program, which means that it meets redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash, and publishes its portfolio holdings daily. As In-Kind ETFs, the Funds are exempt from certain Liquidity Rule requirements, including classification of portfolio holdings and the requirement to establish a highly liquid investment minimum.

Consistent with the Liquidity Rule, the Program includes provisions that require, no less frequently than annually, assessments of the Funds’ liquidity risks, including a review of specific factors set forth in the Program as applicable to each Fund. In addition, the Program includes provisions designed to comply with the Liquidity Rule’s limitation on investments in “illiquid investments” (as defined in the Liquidity Rule) to no more than 15% of a Fund’s net assets as well as provisions regarding the maintenance and monitoring of In-Kind ETF status and periodic reporting to the Funds’ Board.

At a meeting of the Board of Trustees on June 6, 2023, the LPA provided a written report (the “Report”) to the Board as required by the Liquidity Rule addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from May 1, 2022 through April 30, 2023 (“Reporting Period”). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, and a discussion of the annual assessment of each Fund’s liquidity risk, including a review, as applicable, of the Funds’ investment strategies and liquidity of portfolio investments, the effects of short-term and long-term cash flows, holdings of cash and cash equivalents, the efficiency of the arbitrage function and the level of active participation by Authorized Participants and its relationship to each Fund’s liquidity, the effect of pricing/spreads and basket assets on each Fund’s liquidity, and the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio during the Reporting Period.

The Report stated that, during the Reporting Period: (1) there were no material changes to the Program; (2) no Fund was required to classify its portfolio investments; (3) no Fund breached the 15% limitation on illiquid investments; and (4) no Fund was required to establish a highly liquid investment minimum. The Report concluded that during the Reporting Period the Program had been implemented effectively and was reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding the risks of investing in each Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

Board of Trustees and Executive Officers

Information about the Trustees and Executive Officers of the Trust as of October 31, 2023, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly-traded companies or funds, is set forth in the table below. Each Trustee serves until resignation, death, retirement or removal. The address for each Trustee is TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position(s) Held with Trust	Year Appointed or Elected To Board	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen*	Other Directorships Held by Trustee
Jack Gee, 1959	Trustee & Audit Committee Chair	2021	Retired. Managing Director and Chief Financial Officer and Treasurer, U.S. iShares at Blackrock (2004 to 2019).	3	Trustee, AIM ETF Products Trust, Trustee to Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust (2020-present); Trustee, Esoterica Thematic Trust (2020-2020); BlackRock Managing Director (2004-2019).

Elaine Orr, 1966	Trustee	2021	Director, Investments at Silicon Valley Community Foundation (2014-2016); Director, Global Business Development, Morningstar Investment Management (2012-2014).	3	Trustee, Board of Trustees for Federated City Employees Retirement System, for the City of San Jose, CA (2018-present).

Andrew Tarica, 1959	Trustee	2023	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003-January 2022), Cowen Prime Services (broker-dealer).	36	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company).

Interested Trustee

Name and Year of Birth	Position(s) Held with Trust	Year Appointed or Elected to Board	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee
Jennifer Grancio, 1971	Chair of the Board	2020	Group Managing Director, Global Head of ETFs at TCW (2023-present); Chief Executive Officer at Engine No. 1 LLC (2020-2023); Managing Director and various roles at BlackRock (1999-2018).	3	Board Member, MannKind Corporation (2020-present); Board Member, Harvest Savings & Wealth Technologies (2020-present); Board Member, Ethic (2019-present).

*	“Fund Complex” refers to the Trust, Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Board of Trustees and Executive Officers (Continued)

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below. The address for each officer is c/o TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071. Officers are elected yearly by the Trustees.

Officers

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Jennifer Grancio, 1971	President and Principal Executive Officer	Since 2020	Group Managing Director, Global Head of ETFs at TCW (2023-present); Chief Executive Officer at Engine No. 1 LLC (2020-2023); Managing Director and various roles at BlackRock (1999-2018).

Joshua Hunter**, 1981	Chief Financial Officer and Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2015-present); Vice President/Assistant Vice President, Treasury Services, JP Morgan Chase & Co. (2008-2015).

Roger E. Pries, Jr.**, 1965	Chief Compliance and Anti-Money Laundering Officer	Since 2023	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2019-present); Compliance Officer, Citi Fund Services, Inc (2016-2019); Vice President, Risk and Control Department, Citi Fund Services, (2007-2016).

Jason LaMacchia, 1974	Secretary	Since 2021	Senior Vice President, ETF Product & Platform at TCW (2023- present); Director, ETF Product Management, Engine No. 1 LLC (2021-2023); Business Consultant, JEL Consulting (2015-present); Head of Relationship Management, ForUsAll (2019-2021); Vice President, AssetMark (2017-2018); Director and Principal, BlackRock (2004-2015).

**	Mr. Hunter and Mr. Pries serve as officers to other unaffiliated funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

Board Approval of Investment Advisory Agreement (Unaudited)

On July 21, 2023, Fund Management at Engine No. 1 LLC (“Fund Management”), the then-investment adviser to each of TCW (then Engine No. 1) Transform 500 ETF, TCW (then Engine No. 1) Transform Climate ETF, and TCW (then Engine No. 1) Transform Supply Chain ETF (each, a “Fund” and, collectively, the “Funds”), each a series of TCW (then Engine No. 1) ETF Trust (the “Trust”), and Engine No. 1 LLC, the parent company of Fund Management, entered into a purchase and sale agreement with The TCW Group, Inc. and TCW Investment Management Company LLC (“TCW”), pursuant to which, among other things, on October 13, 2023, TCW acquired Fund Management’s business of operating, sponsoring and advising the Funds (the “ETF Business”), including through the acquisition of the assets that were primarily used or held by Fund Management or its affiliates in the conduct of the ETF Business and the assumption of certain liabilities related to, arising from or in respect of the ETF Business (the “Transaction”). The closing of the Transaction may have been deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Funds, and Fund Management (the “Existing Advisory Agreement”), which would have resulted in the automatic termination of the Existing Advisory Agreement. The closing of the Transaction was subject to customary closing conditions, including shareholder approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and TCW (the “New Advisory Agreement”) by each Fund.

To provide for a continuous investment program for the Funds after the close of the Transaction, at a meeting of the Board of Trustees of the Trust (the “Board”) held on August 10, 2023, the Board, including a majority of the Trustees who were not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved (i) the New Advisory Agreement and (ii) an interim investment advisory agreement between the Trust, on behalf of each Fund, and TCW (the “Interim Advisory Agreement”). The Interim Advisory Agreement would have allowed for TCW to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction, in the event a Fund’s shareholders had not approved the New Advisory Agreement by the closing of the Transaction and TCW had waived certain closing conditions. Except for the change in the adviser entity, the 150-day term, a ten-day termination right by the Board or by the shareholders of each Fund, and provisions related to the escrow of investment advisory fees earned by TCW during the interim period, the Interim Advisory Agreement was the same in all material respects as the Existing Advisory Agreement.

Board Considerations

In connection with the Transaction, the Board, assisted by independent legal counsel, requested information from Fund Management and TCW regarding the Transaction and its potential implications for the Funds. The Board discussed this information and received advice from independent legal counsel regarding its responsibilities in evaluating the Transaction and New Advisory Agreement.

The Trustees were kept apprised of the sale process throughout the period leading up to the execution of a final Purchase and Sale Agreement on July 21, 2023. The Independent Trustees separately discussed these matters throughout this period.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Trustees also took into account their multi-year experience as Trustees and particularly their consideration of the Existing Advisory Agreement between Fund Management and the Trust, on behalf of the Funds.

In the course of its deliberations regarding the New Advisory Agreement, the Trustees considered the following factors, among others: the nature, extent and quality of the services to be provided by TCW and its affiliates, including the personnel who would be providing such services; TCW’s financial condition; the proposed advisory fees; comparative fee and expense information for the Funds; information regarding the profitability of the Funds to Fund Management and representations by officers of Fund Management that the anticipated profitability of the Funds to TCW and its affiliates was not expected to change significantly in the near term; the direct and indirect benefits, if any, to be derived by TCW and its affiliates from their relationship with the Funds; and the effect of each Fund’s projected growth and size on each Fund’s performance and expenses.

In considering the nature, extent, and quality of the services to be provided to the Funds by TCW under the New Advisory Agreement, the Trustees took into account information provided by TCW relating to its operations and personnel, including, among other things, information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Trustees considered representations by officers of Fund Management that the same investment strategies would continue to be used in managing the Funds. The Trustees also took into account that all of the portfolio managers of the Funds other than Christopher James, and most of the Fund Management personnel currently providing executive and administrative services to the Funds, had agreed to be employed by TCW and/or its affiliates following the Transaction. The Trustees also discussed with officers of Fund Management who had agreed to become employees of TCW and/or its affiliates after the Transaction the analyst resources that would be available to support the Funds’ portfolio managers following the Transaction. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by TCW under the New Advisory Agreement.

Board Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also requested and received assistance and advice from counsel to the Independent Trustees regarding applicable legal standards. The Board also heard oral presentations on matters related to the New Advisory Agreement. In deciding to approve the New Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling.

The Board considered that TCW and its affiliates collectively are a diversified asset manager with a robust mutual fund platform and other 1940 Act investment products including sub-advised ETFs; global distribution capabilities; and extensive back-office support, including accounting, legal, compliance, and other services.

Nature, Extent and Quality of Services. The Board considered the background information on the Fund Management personnel who would continue to be responsible for servicing the Funds, including their diverse financial industry experience. The Board considered that the research, analysis and portfolio construction approach for the Funds was not expected to change as a result of the Transaction. The Board observed that Engine No. 1 Transform 500 ETF was a passively-managed ETF and TCW would have the responsibility to track Transform 500 ETF’s benchmark to the best of its ability, recognizing that an index, unlike Transform 500 ETF, does not have expenses. The Board observed that each of Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF was an actively-managed ETF and TCW would have the responsibility to manage the Fund’s investments to create long-term growth of capital to the best of its ability.

The Board also considered that the scope of services that TCW would provide under the New Advisory Agreement, including with respect to proxy voting and engagement, was not expected to differ substantively from the scope of services provided by Fund Management. For each Fund, the Board concluded that the nature, extent and quality of services proposed to be provided by TCW under the New Advisory Agreement were likely to benefit each Fund and its respective shareholders.

Performance. The Board considered the Funds’ historical performance under the Existing Advisory Agreement, noting that it was relevant as the current portfolio managers for all of the Funds (other than, with respect to Transform Climate ETF, Transform Supply Chain ETF and Transform Scarcity ETF, Christopher James) would continue to serve as portfolio managers of the Funds under the New Advisory Agreement. After discussion, the Trustees concluded that TCW was qualified to manage both an index fund and actively managed funds, and should be allowed the opportunity to manage the Funds, subject to the ongoing supervision of the Board.

Fees and Expenses. The Board noted TCW’s representation that the advisory fees charged to each Fund would not change following the closing of the Transaction. The Board therefore took into account comparative fee information that had been provided by Fund Management. With respect to Transform 500 ETF, the Trustees noted that the Fund’s proposed annual advisory fee was at the median of a peer group of core U.S. equity index ETFs and below the median of a peer group of broad U.S. equity ESG index ETFs. With respect to Transform Climate ETF, the Trustees noted that the Fund’s proposed annual advisory fee was at the median of a peer group of actively-managed thematic ETFs and above the median of a peer group of thematic index ETFs. With respect to Transform Supply Chain ETF, the Trustees noted that the proposed advisory fee was at the median of a peer group of actively-managed thematic ETFs and above the median of a peer group of thematic index ETFs.

The Board reviewed the proposed advisory fee schedule for the Funds. The Board noted that TCW, under the unitary fee arrangement contemplated by the New Advisory Agreement, would be responsible for substantially all other costs associated with managing and operating the Funds and that TCW would pay all distribution costs out of its own profits. The Board considered how these arrangements affected the expenses borne by each Fund’s shareholders. The Board noted that the total expense ratio was reasonable when taking into account the unitary fee arrangement. Based on these factors, the Trustees concluded that each Fund’s proposed advisory fee was not unreasonable.

Economies of Scale. The Trustees noted that potential economies of scale that may result from the Transaction would be considered further in future contract reviews.

Profitability. The Board noted that it was too early to reliably predict the profitability of the Funds’ relationship with TCW. However, officers of Fund Management had represented to the Board that it was not anticipated to change significantly in the near term. The Board noted that TCW has the financial resources to deliver high-quality advisory services to the Funds for the foreseeable future. The Board considered whether TCW or any of its affiliates might receive other benefits as a result of its proposed relationship with the Trust or the Funds. The Board considered that TCW was not affiliated with any of the Funds’ other service providers, and therefore, would not benefit from those contractual relationships.

Board Approval of Investment Advisory Agreement (Unaudited) (Continued)

In considering the approval of the New Advisory Agreement, the Trustees also considered the following matters:

i.	the strong support for the Transaction expressed by Fund Management and its current senior management team and their belief that the Transaction would benefit the shareholders of each Fund by giving the portfolio managers who would continue to be responsible for managing the Funds the opportunity to use the same investment strategies currently in use for the Funds while at the same time drawing upon TCW’s analyst resources and expertise in various asset classes to potentially provide shareholders with exposure to new asset classes (to the extent consistent with the Funds’ existing objectives and strategies) and providing the Funds with access to TCW’s global distribution capabilities and extensive back-office support;

ii.	that the research, analysis and portfolio construction approach for the Funds was not expected to change as a result of the Transaction;

iii.	that there were no increases in the management fees for any of the Funds planned for at least two years following the closing of the Transaction and that the current unitary fee structure would remain in effect;

iv.	that the material terms of the New Advisory Agreement will be substantively similar to the terms of the Existing Advisory Agreement;

v.	the financial condition and reputation of TCW, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong distribution and client service capabilities, and relationships in the asset management industry;

vi.	the substantial resources of TCW and its affiliates in investment management, compliance, risk management, and information technology;

vii.	the intention expressed by representatives of TCW to retain all of the portfolio managers of the Funds other than Christopher James and most of the Fund Management personnel currently providing executive and administrative services to the Funds; and

viii.	TCW’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel.

In approving the New Advisory Agreement with TCW, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

The Trustees reached the following conclusions regarding the New Advisory Agreement, among others: (a) TCW has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (b) TCW is qualified to manage each Fund’s assets in accordance with each Fund’s investment objective and strategies; (c) TCW’s proposed investment strategies are appropriate for pursuing each Fund’s investment objective; and (d) the proposed advisory fees are reasonable in view of the quality of the services to be received by each Fund from TCW. Based upon the foregoing considerations, at an in-person meeting on August 10, 2023, the Trustees, including both of the Independent Trustees, unanimously approved the New Advisory Agreement and determined to recommend their approval to the shareholders of the Funds.

General Information

Investment Adviser

TCW Investment Management Company LLC*

515 South Flower Street

Los Angeles, CA 90071

Administrator, Custodian, Transfer Agent and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, WI 53202

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

*	Effective October 13, 2023, TCW Group Inc. acquired the ETF business from Engine No. 1 and the Funds’ investment adviser became TCW Investment Management Company LLC. Prior to that date, the Funds’ investment adviser was Fund Management at Engine No. 1 LLC.

TCW Transform ETFs

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of their management, and other information.

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the period ended October 31, 2023 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Jack Gee possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gee as the Registrant’s audit committee financial expert. Mr. Gee is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following fees paid to Cohen & Company, Ltd., the Registrant’s principal accounting firm, are for services rendered for the fiscal year ended October 31, 2023.

(a)

Audit Fees

The aggregate fees billed for the fiscal years ended October 31, 2023, and October 31, 2022, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $43,500 and $29,000, respectively.

(b)

Audit Related Fees

The aggregate fees billed for the fiscal years ended October 31, 2023, and October 31, 2022, for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively.

(c)

Tax Fees

The aggregate fees billed for the fiscal years ended October 31, 2023, and October 31, 2022, for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning was $9,000 and $6,000, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed for the fiscal years ended October 31, 2023, and October 31, 2022, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0% for the fiscal years ended October 31, 2022 and October 31, 2023, respectively.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $9,000 for the period ending October 31, 2023 and $6,000 for the period ending October 31, 2022.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Jack Gee, Elaine Orr and Andrew Tarica are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)

Code of Ethics applicable to Principal Executive and Principal Financial Officers of Registrant pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(1) to this Form N-CSR.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TCW ETF Trust

By: (Signature and Title)

/s/ Jennifer Grancio
Jennifer Grancio
Title:	President (Principal Executive Officer)
Date:	December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jennifer Grancio
Jennifer Grancio
Title:	President (Principal Executive Officer)
Date:	December 27, 2023

By: (Signature and Title)

/s/ Joshua Hunter
Joshua Hunter
Title:	Treasurer (Principal Financial Officer)
Date:	December 27, 2023